                                                        EXHIBIT (a)(1)(C)

                         NOTICE OF GUARANTEED DELIVERY
                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                                 INNOVEDA, INC.
                                       AT

                              $3.95 NET PER SHARE

             PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 30, 2002

                                       BY

                           INDIANA MERGER CORPORATION
                          A WHOLLY-OWNED SUBSIDIARY OF

                          MENTOR GRAPHICS CORPORATION

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
            NEW YORK CITY TIME, ON TUESDAY, MAY 28, 2002, UNLESS THE
                               OFFER IS EXTENDED.

     This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates evidencing shares of common stock, par value $0.01 per share (the "Shares"), of Innoveda, Inc., a Delaware corporation (the "Company"), are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Wilmington Trust Company (the "Depositary") on or prior to the Expiration Date (as defined in the Offer to Purchase dated April 30, 2002 (the "Offer to Purchase")). This Notice of Guaranteed Delivery may be delivered by hand or facsimile transmission or mail to the Depositary. See "The Offer -- Procedure for Tendering Shares" of the Offer to Purchase.

                        The Depositary for the Offer is:

                            [WILMINGTON TRUST LOGO]

           By Mail:                  By Hand/Overnight Courier:
CT Reorg. Svcs., Drop Code 1615       Wilmington Trust Company
   Wilmington Trust Company             Rodney Square North
         P.O. Box 8861                1100 North Market Street
Wilmington, Delaware 19899-8861   Wilmington, Delaware 19890-1615
                                 Attn: Corporate Trust Reorg. Svcs.

                                 By Facsimile:
                                 (302) 636-4145

                             Confirm by Telephone:
                                 (302) 636-6518

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS LISTED ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "eligible guarantor institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Indiana Merger Corporation ("Purchaser"), a Delaware corporation and a wholly-owned subsidiary of Mentor Graphics Corporation, an Oregon corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 30, 2002 (the "Offer to Purchase") and the related Letter of Transmittal (which together, as each may be amended, supplemented or otherwise modified from time to time, constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure set forth in "The Offer -- Procedure for Tendering Shares" of the Offer to Purchase.

               ------------------------------------------------
                      CERTIFICATE NUMBERS (IF AVAILABLE)

               ------------------------------------------------
                  [ ] CHECK HERE IF SHARES WILL BE TENDERED
                            BY BOOK-ENTRY TRANSFER

               ------------------------------------------------
                          NUMBER OF SHARES TENDERED

               ------------------------------------------------
                                 ACCOUNT NUMBER

                                  SIGN HERE

               ------------------------------------------------
                                  SIGNATURE

               ------------------------------------------------
                       (NAME(S)) (PLEASE PRINT) NAME OF
                            TENDERING INSTITUTION

               ------------------------------------------------
                                   ADDRESS

               ------------------------------------------------
                                  (ZIP CODE)

               ------------------------------------------------
                       (AREA CODE AND TELEPHONE NUMBER)

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc. or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended), guarantees
(a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary of the Shares tendered hereby, in proper form of transfer, or a Book-Entry Confirmation (as defined in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents within three Nasdaq National Market trading days of the date hereof.

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                     (NAME)

--------------------------------------------------------------------------------
                                   (ADDRESS)

--------------------------------------------------------------------------------
                                   (ZIP CODE)

--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

DATED:
---------------------------------------------

     DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                        3